CHACONIA INCOME & GROWTH
                                   FUND, INC.
                             Letter to Shareholders

Dear Shareholders:

Equity Outlook for 2003

Following the corporate financial challenges in recent years, corporate balance sheets seem cleaner, and investors should begin to have more confidence in corporate accounting. As investors' risk aversion declines, businesses are gaining the confidence needed to invest and get the economy moving in the right direction.

Though still threatened by continuing political conflict across the world, we believe the market sentiment of investors will also improve with positive economic news. Recent data suggest that the U.S. economy is poised for growth. The Institute of Supply Management's (ISM) index of manufacturing activity rose to 54.7 in December, the largest monthly increase since 1991. The ISM measure for the service sector was the same. Readings above 50 indicate expansion activity in each sector. Furthermore, the U.S. President has proposed an economic stimulus plan aimed at aiding the weak U.S. economy. This plan includes tax credits for families and corporations, which should lead to increased spending by both. Unemployment benefits are also being extended, giving financial support to those who may be suffering the most. The federal funds rate is at a low 1.25% after the US Federal Reserve Bank lowered the rate 50 basis points during the year. The Fed's neutral bias suggests that rates will not likely rise in the near term.

Going forward, we expect to see modest improvement in stock prices over the next 12 months. Improved business spending, stimulative fiscal policy, and low interest rates should be the catalysts for this improvement. We believe the market will rebound but in a sector and company specific manner. We believe the holdings in the Chaconia Income & Growth Fund are well positioned to participate in positive market returns. The Fund will continue to execute its proven investment philosophy in 2003 and seek better than average results for its owners over the long term.

U.S. Market Review for 2002

While 2002 marked the third consecutive year of negative equity market returns in the U.S., the fourth quarter market performance brought some light at the end of the tunnel. During the year, both investors and leaders in corporate America expressed a low tolerance for risk. This resulted in extreme risk premiums in stocks and the reluctance of business leaders to invest in people and projects that would lead to stronger growth prospects.

During the quarter, the S&P 500 and Russell 1000 returned 8%; however, the year end numbers for these indexes were far less attractive, both returning -22% for the year. The Nasdaq Composite has yet to give up its leadership role, posting the strongest rally in fourth quarter at 14% and new levels of loss for the year at -31%. In a very difficult market, the Chaconia Income & Growth Fund performed in line with similar funds for the year with returns of -17.15%, and it outperformed indexes in the fourth quarter with returns of 7.4%. Barron's magazine cited Chaconia as the best performing U.S. income fund for the 4th quarter of 2002.

The fourth quarter rally was led by the sector performance of information technology and telecommunications. Telecommunication stocks were up 38% in the fourth quarter followed by 22% returns from information technology. However, these sectors could not redeem themselves from otherwise dismal performance for the year at -37% and -34% annual returns for information technology and telecommunications, respectively. Materials returned a still impressive 13% return for the quarter and relatively strong -5% for the year. Consumer staples displayed the greatest sign of weakness in the quarter returning 1% but the greatest strength for the year with -4% returns.


Sincerely,



Clarry Benn
President

February 5, 2003


                       CHACONIA INCOME & GROWTH FUND, INC.


Chaconia Income & Growth
Yearly Graph plot point calculations (through 12/31/02)

[GRAPH]

          Chaconia                Russell     Russell    Wilshire   S&P 500/
          Income &     S&P500      1000        2000        5000      Lehman
Date      Growth Fund   Index     Growth      Growth       Index   Blended Index
------------------------------------------------------------------------------
05/11/93   10,000.00  10,000.00  10,000.00   10,000.00   10,000.00   10,000.00
12/31/93   10,240.00  10,750.00  10,774.00   11,856.00   10,945.00   10,757.00
12/31/94   10,240.00   6,971.00  11,060.00   11,566.00   10,938.00   10,640.00
12/31/95   13,021.00   9,592.00  15,172.00   13,915.00   14,926.00   13,637.00
12/31/96   13,750.00  11,795.00  18,679.00   15,481.00   18,093.00   15,710.00
12/31/97   16,488.00  15,730.00  24,376.00   17,484.00   23,757.00   19,048.00
12/31/98   19,104.00  20,225.00  33,812.00   17,699.00   29,322.00   25,130.00
12/31/99   19,627.00  24,481.00  45,029.00   25,326.00   36,233.00   27,466.00
12/31/00   16,927.00  22,252.00  34,927.00   19,645.00   32,308.00   27,753.00
12/31/01   15,685.00  19,606.00  27,794.00   17,833.00   28,764.00   27,436.00
12/31/02   12,993.00  15,271.00  20,043.00   12,436.00   22,766.00   24,018.00


THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/11/93 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

RUSSELL 1000 GROWTH INDEX - Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL 2000 GROWTH INDEX - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earning growth rates.

WILSHIRE 5000 INDEX - Measures the performance of all U.S. headquartered equity securities with readily available price data.

BLENDED INDEX - Represents an index which consists a equal weighting between the S&P 500 and the Lehman US Govt/Credit index.


Average Annual Rate of Return for the Year Ended December 31, 2002

                                                Five
                                Year Ended     Year Ended
                               December 31,    December 31,    Since Inception
                                  2002            2002             5/11/93
--------------------------------------------------------------------------------
Chaconia Income & Growth        -17.15%         -4.65%            2.75%
S&P 500 Index                   -22.10%         -0.59%            4.59%
Russell 1000 Growth Index       -27.89%         -3.84%            7.58%
Russell 2000 Growth Index       -30.26%         -6.59%            2.39%
Wilshire 5000 Index             -20.86%         -0.86%            9.01%
S&P 500/Lehman Blended Index    -12.16%          1.87%            9.62%
--------------------------------------------------------------------------------

                       CHACONIA INCOME & GROWTH FUND, INC.
                             Schedule of Investments
                                December 31, 2002



  Number of
    Shares                                                        Value
--------------                                               ----------------

                COMMON STOCKS - 71.3%

                Basic Materials - 1.5%
   10,500       Dow Chemical Company                         $       311,850
                                                             ----------------

                Capital Goods - 1.9%
   16,300       General Electric Company                             396,905
                                                             ----------------

                Consumer Cyclicals - 1.7%
   18,000       TJX Companies, Inc.                                  351,360
                                                             ----------------

                Consumer Staples - 2.0%
    6,200       Target Corporation                                   186,000
   14,000       The Walt Disney Company*                             228,340
                                                             ----------------
                                                                     414,340
                                                             ----------------

                Financial Services - 13.3%
    9,000       Bear Stearns Companies Inc.                          534,600
    9,000       Citigroup Inc.                                       316,710
    7,500       Countrywide Financial Corporation                    387,375
    7,600       Fannie Mae                                           488,908
    2,200       Goldman Sach Group, Inc.                             149,820
    6,600       Lehman Brothers Holdings Inc.                        351,714
    6,500       Merrill Lynch & Co., Inc.                            246,675
    6,948       Morgan Stanley Dean Witter                           277,364
                                                             ----------------
                                                                   2,753,166
                                                             ----------------

                Health Care - 15.6%
    8,000       Abbot Laboratories                                   320,000
    5,800       AmerisourceBergen Corporation                        314,998
    4,900       Barr Laboratories, Inc.*                             318,941
    7,900       Beckman Coulter, Inc.                                233,208
    6,500       Eli Lilly and Company                                412,750
    4,500       Johnson & Johnson                                    241,695
   13,333       King Pharmaceuticals, Inc.*                          229,194
    9,000       Merck & Co. Inc.                                     509,490
   11,000       Pfizer Inc.                                          336,270
    8,000       Wyeth                                                299,200
                                                             ----------------
                                                                   3,215,746
                                                             ----------------

                Insurance - 2.8%
   10,000       Allstate Corporation                                 369,900
    4,000       Chubb Corporation                                    208,800
                                                             ----------------
                                                                     578,700
                                                             ----------------

                Integrated Oils - 8.7%
    5,000       Apache Corporation                                   284,950
    8,300       Burlington Resources Inc.                            353,995
    4,000       Devon Energy Corporation                             183,600
   14,800       Exxon Mobil Corporation                              517,112
   16,000       Occidental Petroleum Corporation                     455,200
                                                             ----------------
                                                                   1,794,857
                                                             ----------------
                Mutual Funds - 6.7%
  677,123       Trinidad & Tobago Unit Trust Corporation
                  First Unit Scheme f a                            1,384,785
                                                             ----------------


                     See Notes to the Financial Statements.



                       CHACONIA INCOME & GROWTH FUND, INC.
                       Schedule of Investments (continued)
                                December 31, 2002



  Number of
    Shares                                                        Value
--------------                                               ----------------


                Other / Conglomerate - 3.4%
   27,700       Calpine Corporation*                            $     90,302
    7,000       International Rectifier Corporation*                 129,220
    2,500       Union Pacific Corporation                            149,675
   14,000       Yum! Brands, Inc.*                                   339,080
                                                             ----------------
                                                                     708,277
                                                             ----------------
                Telecommunications - 3.9%
    8,800       Bell South Corporation                               227,656
    9,000       CenturyTel, Inc.                                     264,420
    8,000       Verizon Communications Inc.                          310,000
                                                             ----------------
                                                                     802,076
                                                             ----------------

                Technology - 9.8%
   33,000       Adaptec Inc.*                                        186,450
    8,000       AOL Time Warner Inc.*                                104,800
   38,000       Atmel Corporation*                                    84,740
   42,000       Corning, Incorporated*                               139,020
   31,200       Flextronics International Ltd.* f                    255,528
    6,200       IBM Corporation                                      480,500
   21,600       Intel Corporation                                    336,312
   18,000       Sungard Data Systems Inc.*                           424,080
                                                             ----------------
                                                                   2,011,430
                                                             ----------------
                Total Common Stocks (cost $18,480,541)            14,723,492
                                                             ----------------

  Principal
    Amount
--------------
                CORPORATE BONDS - 12.4%

                Automotive - 4.5%
$ 300,000       Ford Motor Co.                                       245,017
                6.500% due 08/01/18
  300,000       General Motors Acceptance Corp.                      315,123
                7.625% due 06/15/04
  350,000       Household Finance Corporation                        378,974
                7.200% due 07/15/06                          ----------------
                                                                     939,114
                                                             ----------------
                Banking - 1.1%                                       220,804
  200,000       American Express Credit Corp.                ----------------
                7.200% due 09/17/07

                Communications - 3.2%
  350,000       Cox Communications Inc.                              377,412
                6.875% due 06/15/05
  350,000       Sprint Cap Corp.                                     282,646
                6.875% due 11/15/28                          ----------------
                                                                     660,058
                                                             ----------------

                Consumer Cyclicals - 1.8%
  300,000       Wal-Mart Stores, Inc.                                364,709
                7.250% due 06/01/13                          ----------------


                Cruise Lines - 1.8%
  350,000       Carnival Corp.                                      372,685
                6.150% due 04/15/08                          ----------------


                Total Corporate Bonds (cost $2,443,795)            2,557,370
                                                             ----------------

                     See Notes to the Financial Statements.

  Principal
    Amount                                                        Value
--------------                                               ----------------
                U.S. TREASURY OBLIGATIONS - 11.8%

$ 300,000       U.S. Treasury Bond
                6.000% due 02/15/26                             $    343,887
1,000,000       U.S. Treasury Note
                6.500% due 02/15/05                                1,195,626
  800,000       U.S. Treasury Note
                6.750% due 02/15/10                                  892,157
                                                             ----------------

                Total U.S. Treasury Obligations (cost
                $2,143,437)                                        2,431,670
                                                             ----------------

                U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES - 5.4%

1,000,000       Federal National Mortgage Association
                7.000% due 07/15/05                                1,121,790
                                                             ----------------

                Total U.S. Government Agency-Backed Mortgage Issues
                    (cost $1,002,106)                              1,121,790
                                                             ----------------
                Total investments - 100.9% (cost $24,069,879)     20,834,322
                                                             ----------------

                Liabilities less other assets - (0.9)%              (197,428)
                                                             ----------------
                TOTAL NET ASSETS - 100.0%                      $  20,636,894
                                                             ================

            *   Non-income producing security
            a   Affiliated Issuer
            f   Foreign Security


                     See Notes to the Financial Statements.




Statement of Assets and Liabilities                 Statement of Operations
December 31, 2002                                   Year Ended December 31, 2002

ASSETS:                                             INVESTMENT INCOME:

   Investments, at value                               Interest income                     $  479,101
     Non-affiliates (cost                              Dividend income (net of foreign
        $22,843,325)                  $19,449,537        withholding tax of $144)             398,352
     Affiliates (cost $1,226,554)       1,384,785      Other - Affiliates                      31,543
   Interest receivable                    102,559                                      --------------
   Dividends receivable                    22,018      Total investment income                908,996
   Receivable from fund shares sold           847                                      --------------
   Other assets                             4,732
                                   --------------
   Total assets                        20,964,478   EXPENSES:
                                   --------------
                                                       Shareholder servicing and
LIABILITIES:                                             accounting costs                     254,136
   Payable to Custodian                   160,806      Professional fees                      157,700
   Payable to Adviser                      31,702      Advisory fees                          135,481
   Payable for fund shares redeemed        28,914      Distribution fees                       75,422
   Accrued service fees                    20,611      Reports to shareholders                 41,036
   Accrued distribution fees                  600      Administration fees                     40,759
   Other accrued expenses                  84,951      Service fees                            37,711
                                   --------------      Directors fees                          11,506
   Total liabilities                      327,584      Custody fees                             8,927
                                   --------------      Federal and state registration fees      7,066
                                                       Other                                   52,990
NET ASSETS                            $20,636,894                                      --------------
                                   ==============      Total expenses                         822,734
                                                                                       --------------
NET ASSETS CONSIST OF:
   Capital stock ($0.01 par value)                  NET INVESTMENT INCOME                      86,262
     and paid in capital              $32,672,745                                      --------------
   Undistributed net investment                     REALIZED AND UNREALIZED
     income                               (62,497)     GAIN (LOSS) ON INVESTMENTS:
   Accumulated net realized                            Net realized loss on investments      (356,624)
     loss on investments               (8,737,797)     Net realized gain on investments
                                                         - Affiliates                           1,626
   Net unrealized (depreciation)
     on investments                    (3,235,557)     Net change in unrealized
                                   --------------        appreciation /(depreciation) on
   Total net assets                   $20,636,894        investments                       (4,655,437)
                                   ==============                                      --------------
                                                       Net realized and unrealized loss
Shares outstanding (8,000,000 shares                     on investments                    (5,010,435)
   authorized)                          2,574,224                                      --------------

Net asset value, redemption price                   NET DECREASE IN NET ASSETS
   and offering price per share         $    8.02      RESULTING FROM OPERATIONS         $ (4,924,173)
                                   ==============                                      ==============



                     See Notes to the Financial Statements.


                       CHACONIA INCOME & GROWTH FUND, INC.
                       Statement of Changes in Net Assets


                                                   Year Ended       Year Ended
                                                  December 31,     December 31,
                                                      2002            2001
                                               ----------------  ---------------
OPERATIONS:
   Net investment income                         $      86,262     $     68,303
   Net realized loss on investments                   (356,624)      (3,824,304)
   Net realized gain on investment-                      1,626           24,999
     Affiliates
   Net change in unrealized appreciation/
     (depreciation) on investments                  (4,655,437)          955,846
                                               ----------------  ---------------
   Net decrease in net assets
     from operations                                (4,924,173)      (2,775,156)
                                               ----------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                         (147,439)        (140,469)
                                               ----------------  ---------------
   Total distributions                                (147,439)        (140,469)
                                               ----------------  ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                         1,022,286        1,891,337
   Reinvestment of dividends                           101,267           96,639
   Payment for shares redeemed                      (5,650,557)     (12,096,693)
                                               ----------------  ---------------
   Net decrease in net assets from
     capital share transactions                     (4,527,004)     (10,108,717)
                                               ----------------  ---------------

TOTAL (DECREASE) IN NET ASSETS                      (9,598,616)     (13,024,342)

NET ASSETS:
   Beginning of year                                30,235,510       43,259,852
                                               ----------------  ---------------
   End of year (including undistributed net
     investment income of $(62,497)
     and $0, respectively.)                     $   20,636,894   $   30,235,510
                                               ================  ===============

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                         119,785          183,159
   Shares issued to holders in
     reinvestment of dividends                          12,643            9,860
   Shares redeemed                                    (659,066)      (1,186,464)
                                               ----------------  ---------------
   Net decrease                                       (526,638)        (993,445)
                                               ================  ===============


                     See Notes to the Financial Statements.


                       CHACONIA INCOME & GROWTH FUND, INC.
                              Financial Highlights


                                       Year Ended     Year Ended    Year Ended   Year Ended  Year Ended
                                      December 31,   December 31,  December 31, December 31, December 31,
                                          2002            2001         2000        1999         1998
                                       -----------   ------------   ----------- ------------ -----------

Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning
     of year                                $9.75         $10.57        $12.34       $12.47      $11.47
                                       -----------   ------------   ----------- ------------ -----------
Income from investment operations:
     Net investment income                   0.03(1)        0.02(1)       0.07         0.14        0.11
     Net realized and unrealized
         gain (loss) on investments         (1.70)         (0.80)        (1.77)         0.20        1.71
                                       -----------   ------------   ----------- ------------ -----------
     Total from investment operations       (1.67)         (0.78)        (1.70)         0.34        1.82
                                       -----------   ------------   ----------- ------------ -----------

Less distributions:
     From net investment income             (0.06)         (0.04)        (0.07)       (0.14)      (0.11)
     From net realized gains                    -              -             -       (0.33)      (0.71)
                                       -----------   ------------   ----------- ------------ -----------
Total distributions                         (0.06)         (0.04)        (0.07)       (0.47)      (0.82)
                                       -----------   ------------   ----------- ------------ -----------
     Net asset value, end of year           $8.02          $9.75        $10.57       $12.34      $12.47
                                       ===========   ============   =========== ============ ===========

Total return                               -17.15%         -7.33%       -13.76%        2.73%      15.87%

Supplemental data and ratios:
     Net assets, end of period (in        $20,637        $30,235       $43,260      $62,900     $43,762
     thousands)
     Ratio of expenses to average net        3.40%          2.91%         1.94%        1.73%       1.99%
     assets
     Ratio of net investment income to
         average net assets                  0.36%          0.19%         0.54%        1.19%       1.21%
     Portfolio turnover rate                16.36%         19.65%        62.44%       65.75%      41.23%


(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.


                     See Notes to the Financial Statements.





                       CHACONIA INCOME & GROWTH FUND, INC.
                          Notes to Financial Statements
                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates fair value.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,320 and accumulated net realized loss on investments has been decreased by $1,320. These differences relate principally to the reclassification of paydown gains on asset-backed securities and the tax treatment of Passive Foreign Investment Company shares.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.


                       CHACONIA INCOME & GROWTH FUND, INC.
                    Notes to Financial Statements (continued)
                                December 31, 2002

2.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

     The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2002, were as follows:

                                                  Purchases         Sales
     U.S. Government............................$        -       $2,055,048
     Other......................................  3,998,400       6,268,148

     At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                       $   1,347,838
Depreciation                                          (4,741,626)
                                                  ---------------
Net (depreciation) on
     investments                                  $   (3,393,788)
                                                  ===============


     At December 31, 2002, the cost of investments for federal income tax purposes was $24,228,110.

     At December 31, 2002, the Fund had accumulated capital loss carryforwards of $3,103,208 expiring in 2008, $5,220,744 expiring in 2009 and $413,845 expiring in 2010. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Distributable ordinary income on a tax basis at December 31, 2002 was $95,734.

     For income tax purposes, all dividends paid to shareholders in 2002 and 2001 are characterized as ordinary income.

3. RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the "Adviser"). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

     The Fund pays service fees to certain entities for personal service and/or the maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund's shares. The Fund incurred service fees of $37,711 under this agreement in 2002.

     The Board of Directors has adopted a Distribution Plan (the "Plan") applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund's shares of up to 0.50% of the average daily net assets of the Fund. Amounts incurred under the plan in 2002 were $75,422. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc, a registered broker-dealer, for the distribution of Fund shares in the United States of American. In 2002, Chaconia Financial Services, Inc. did not receive and fees under this agreement.

     Mr. Ulice Payne was a Partner of Foley & Lardner and an Officer of the Fund prior to resigning from those positions on October 16, 2002. During 2002, the Fund incurred legal fees of $117,740 to Foley & Lardner (counsel for the Fund).

4. TRANSACTIONS WITH AFFILIATES

     The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund; that is, the Fund's Chairman also served as Chairman of the Trinidad & Tobago Unit Trust Corporation advisory board during the period from January 1, 2002 through December 31, 2002.



                               Share Balance at                    Share Balance at
Name of Issuer                  January 1, 2002  Purchases  Sales  December 31, 2002
--------------                  ---------------  ---------  -----  -----------------

Trinidad & Tobago Unit Trust
 Corporation-First Unit Scheme    1,037,123         -       (360,000)    677,123



                       CHACONIA INCOME & GROWTH FUND, INC.
                           Independent Auditors Report

To The Board of Directors and Shareholders of
Chaconia Income & Growth Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 5, 2003




                       CHACONIA INCOME & GROWTH FUND, INC.
                              Directors & Officers
------------------------- ------ ----------- ------------------------- ------------- -----------------------
Name and Address          Age    Position(s) Principal Occupation           # of       Other Directorships
                                 Held        During Last Five Years     Portfolios in   Held by Director
                                 With                                   Fund Complex
                                 Registrant                             Overseen by
                                                                          Director
------------------------- ------ ----------- ------------------------- ------------- -----------------------
Disinterested Directors
------------------------- ------ ----------- ------------------------- ------------- -----------------------
Dr. Anthony T. Bryan      63     Independent Professor at University          1       None
Trinidad and Tobago Unit         Director    of Miami, 9-92 to
Trust Corporation                            Present.
82 Independence Square
Port-of-Spain
Trinidad and Tobago, West
Indies
------------------------- ------ ----------- ------------------------- ------------- -----------------------

Dr. John A. Cole          56     Independent Dean of the School of          1       None
400 Chimney Hill Road            Director    Professional Programs,
Columbia, SC 29209                           8-98 to Present, Benedict
                                             College; Visiting
                                             Professor of Finance,
                                             8-97 to 8-98, University
                                             of North Carolina at
                                             Charlotte; Professor of
                                             Finance, 8-95 to Present,
                                             South Carolina State
                                             University; Associate
                                             Professor of Finance,
                                             8-89 to 7-95, Florida A&M
                                             University.
------------------------- ------ ----------- ------------------------- ------------ -----------------------
Dr. Roosevelt J. Williams 60     Independent Director, Cipriani                      None
Cipriani College of Labour       Director    College of Labour and           1
and Cooperative Studies                      Cooperative Studies, 8-97
Churchill Roosevelt                          to Present; Education
Highway                                      Consultant, 1-96 to 7-97;
Valsayn, Trinidad and                        Professor at Howard
Tobago, West Indies                          University, 1989 to
                                             12-95.
------------------------- ------ ----------- ------------------------- ------------- -----------------------
Interested Directors
------------------------- ------ ----------- ------------------------- ------------- -----------------------
*Clarry Benn              60     Director,   Executive Director of           1       Chaconia Fund Services,
Trinidad and Tobago Unit         Chairman    Trinidad and Tobago                     Chaconia Financial
Trust Corporation                and         Unit Trust Corporation,                 Services
82 Independence Square           President   9-96 to Present;
Port-of-Spain                                President and Director,
Trinidad and Tobago, West                    Chaconia Financial
Indies                                       Services, Inc., 12-97 to
                                             Present; President and
                                             Director, Chaconia Fund
                                             Services, Inc., 12-97 to
                                             Present; Executive
                                             Manager, Investments and
                                             Financial Trust
                                             Accounting,
                                             8-92 to 8-96.
------------------------- ------ ----------- ------------------------- ------------- -----------------------
*Renrick Nickie           56     Director,   Executive Manager,              1       Chaconia Fund Services,
Trinidad and Tobago Unit         Vice        Marketing and                           Chaconia Financial
Trust Corporation                President   Operations, Trinidad and                Services
82 Independence Square           and         Tobago Unit Trust
Port-of-Spain                    Treasurer   Corporation, 8-92 to
Trinidad and Tobago, West                    Present; Director,
Indies                                       Chaconia Financial
                                             Services, Inc., 12-97 to
                                             Present; Vice President,
                                             Treasurer and Director,
                                             Chaconia Fund Services,
                                             Inc., 12-97 to Present.
------------------------- ------ ----------- -------------------------  ------------- -----------------------
Gayle Daniel-Worrell      47     Secretary                                    N/A       N/A
Trinidad and Tobago Unit
Trust Corporation
82 Independence Square
Port-of-Spain
Trinidad and Tobago, West
Indies
------------------------- ------ ----------- -------------------------  ------------- -----------------------

* This director is an "interested person" of the Company as that term is defined under the 1940 Act. This person is an Officer of the Fund's Sponsor, Unit Trust Corporation, and the Fund's Distributor, Chaconia Financial Services, Inc.


                      CHACONIA INCOME & GROWTH FUND, INC.

DIRECTORS
Dr. Anthony T. Bryan
Dr. John A. Cole
Dr. Roosevelt J. Williams


PRINCIPAL OFFICERS
Clarry Benn, President and Chairman
Renrick Nickie, Vice President and Treasurer
Gayle Daniel-Worrell, Secretary


INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia, 30309


DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port-of-Spain, Trinidad & Tobago
West Indies


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin  53202


LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202


ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202